UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2009

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET

GLOBAL PARTNERS INCOME FUND INC.

FORM N-Q

MAY 31, 2009

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited)	May 31, 2009

Face Amount†	Security	Value
CORPORATE BONDS & NOTES — 69.5%
CONSUMER DISCRETIONARY — 9.6%
Auto Components — 0.2%
485,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15 (a)(b)	$329,800
	Visteon Corp., Senior Notes:
509,000	8.250% due 8/1/10 (c)	27,995
1,171,000	12.250% due 12/31/16 (a)(c)	64,405
	Total Auto Components	422,200
Automobiles — 0.2%
	General Motors Corp.:
1,440,000	Notes, 7.200% due 1/15/11 (c)	133,200
1,740,000	Senior Debentures, 8.375% due 7/15/33 (c)	165,300
	Total Automobiles	298,500
Diversified Consumer Services — 0.5%
875,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	857,500
130,000	Service Corp. International, Senior Notes, 7.500% due 4/1/27	104,000
	Total Diversified Consumer Services	961,500
Hotels, Restaurants & Leisure — 3.5%
355,000	Ameristar Casinos Inc., Senior Notes, 9.250% due 6/1/14 (a)	360,325
	Boyd Gaming Corp., Senior Subordinated Notes:
90,000	6.750% due 4/15/14	70,650
100,000	7.125% due 2/1/16	71,500
895,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	809,975
125,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	117,813
675,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	654,750
370,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15 (a)	201,650
	El Pollo Loco Inc.:
615,000	Senior Notes, 11.750% due 11/15/13	495,075
185,000	Senior Secured Notes, 11.750% due 12/1/12 (a)	189,162
	Harrah’s Operating Co. Inc.:
90,000	Senior Notes, 10.750% due 2/1/16	49,050
21,000	Senior Secured Notes, 10.000% due 12/15/18 (a)	14,123
480,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17 (a)	468,000
440,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12 (a)	323,400
885,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	212,400
	MGM MIRAGE Inc.:
20,000	Senior Notes, 8.500% due 9/15/10	18,900
	Senior Secured Notes:
40,000	10.375% due 5/15/14 (a)	41,400
95,000	11.125% due 11/15/17 (a)	99,988
840,000	Senior Subordinated Notes, 8.375% due 2/1/11	705,600
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
415,000	6.375% due 7/15/09	405,662
55,000	6.875% due 2/15/15	36,575
199,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (a)	193,030
695,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	390,937
	Snoqualmie Entertainment Authority, Senior Secured Notes:
245,000	5.384% due 2/1/14 (a)(d)	129,237
10,000	9.125% due 2/1/15 (a)	5,400

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Face Amount†	Security	Value
Hotels, Restaurants & Leisure — 3.5% (continued)
	Station Casinos Inc.:
	Senior Notes:
735,000	6.000% due 4/1/12 (e)	$268,275
185,000	7.750% due 8/15/16 (e)	67,525
	Senior Subordinated Notes:
475,000	6.500% due 2/1/14 (e)	16,625
50,000	6.625% due 3/15/18 (e)	1,750
	Total Hotels, Restaurants & Leisure	6,418,777
Household Durables — 1.1%
55,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	34,925
735,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	630,263
665,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	635,075
695,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	615,075
	Total Household Durables	1,915,338
Leisure Equipment & Products — 0.1%
255,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16 (a)	255,956
Media — 2.8%
	Affinion Group Inc.:
230,000	Senior Notes, 10.125% due 10/15/13	217,350
935,000	Senior Subordinated Notes, 11.500% due 10/15/15	811,112
285,000	AMC Entertainment Inc., Senior Notes, 8.750% due 6/1/19 (a)	275,737
	CCH I LLC/CCH I Capital Corp.:
270,000	Senior Notes, 11.000% due 10/1/15 (c)(e)	29,700
1,989,000	Senior Secured Notes, 11.000% due 10/1/15 (c)(e)	238,680
38,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13 (c)(e)	37,620
	Cengage Learning Acquisitions Inc.:
250,000	Senior Notes, 10.500% due 1/15/15 (a)	196,250
450,000	Senior Subordinated Notes, step bond to yield 13.361% due 7/15/15 (a)	303,750
130,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12 (c)(e)(f)	1,300
160,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11 (c)(e)	1,600
990,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14 (a)(c)(e)	1,024,650
345,000	CSC Holdings Inc., Senior Notes, 6.750% due 4/15/12	334,650
75,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	75,938
	DISH DBS Corp., Senior Notes:
280,000	6.625% due 10/1/14	254,800
45,000	7.750% due 5/31/15	42,750
520,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22 (a)	484,640
1,145,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (c)	31,488
150,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16 (c)	11,250
400,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	262,000
320,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	208,000
150,000	Univision Communications Inc., Senior Notes, 7.850% due 7/15/11	133,500
180,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18 (a)	174,600
	Total Media	5,151,365
Multiline Retail — 0.7%
	Dollar General Corp.:
470,000	Senior Notes, 10.625% due 7/15/15	499,375
40,000	Senior Subordinated Notes, 11.875% due 7/15/17 (b)	42,400

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Face Amount†	Security	Value
Multiline Retail — 0.7% (continued)
	Neiman Marcus Group Inc.:
1,164,738	Senior Notes, 9.000% due 10/15/15 (b)	$628,958
140,000	Senior Secured Notes, 7.125% due 6/1/28	74,200
	Total Multiline Retail	1,244,933
Specialty Retail — 0.3%
85,000	AutoNation Inc., Senior Notes, 3.131% due 4/15/13 (d)	74,375
540,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	278,100
120,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	120,600
	Total Specialty Retail	473,075
Textiles, Apparel & Luxury Goods — 0.2%
325,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	290,875
	TOTAL CONSUMER DISCRETIONARY	17,432,519
CONSUMER STAPLES — 1.2%
Food Products — 0.5%
1,040,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	1,021,800
Household Products — 0.3%
300,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12 (a)	253,500
325,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	316,063
	Total Household Products	569,563
Tobacco — 0.4%
	Alliance One International Inc., Senior Notes:
55,000	8.500% due 5/15/12	51,425
620,000	11.000% due 5/15/12	627,750
	Total Tobacco	679,175
	TOTAL CONSUMER STAPLES	2,270,538
ENERGY — 12.9%
Energy Equipment & Services — 0.5%
355,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	289,325
505,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	446,925
70,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	69,385
	Total Energy Equipment & Services	805,635
Oil, Gas & Consumable Fuels — 12.4%
540,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	332,100
1,675,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,331,625
320,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	315,600
	Chesapeake Energy Corp., Senior Notes:
990,000	6.625% due 1/15/16	853,875
455,000	7.250% due 12/15/18	382,200
500,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.750% due 5/15/17	442,500
1,141,974	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 6.094% due 4/15/10 (a)(b)(d)	496,759
	El Paso Corp.:
860,000	Medium-Term Notes, 7.800% due 8/1/31	688,324
825,000	Notes, 7.875% due 6/15/12	812,701
90,000	Encore Acquisition Co., Senior Subordinated Notes, 9.500% due 5/1/16	87,750
	Enterprise Products Operating LLP:
350,000	Junior Subordinated Notes, 8.375% due 8/1/66 (d)	266,327
260,000	Subordinated Notes, 7.034% due 1/15/68 (d)	182,263

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Face Amount†	Security	Value
Oil, Gas & Consumable Fuels — 12.4% (continued)
805,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	$724,500
400,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14 (a)	388,000
1,410,000	Gaz Capital SA, Senior Secured Notes, 7.288% due 8/16/37 (a)	1,071,600
	Gazprom, Loan Participation Notes:
1,240,000	6.212% due 11/22/16 (a)	1,049,288
260,000	Senior Notes, 6.510% due 3/7/22 (a)	195,650
765,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	531,675
1,530,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (a)	1,399,950
	Mariner Energy Inc., Senior Notes:
260,000	7.500% due 4/15/13	228,800
120,000	8.000% due 5/15/17	95,400
330,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	275,550
	OPTI Canada Inc., Senior Secured Notes:
425,000	7.875% due 12/15/14	289,000
430,000	8.250% due 12/15/14	298,850
440,000	Parallel Petroleum Corp., Senior Notes, 10.250% due 8/1/14	305,800
300,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	264,000
813,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	756,484
470,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	464,125
4,280,000	Petroleos Mexicanos, 8.000% due 5/3/19 (a)	4,699,440
470,000	Petroplus Finance Ltd., Senior Notes, 6.750% due 5/1/14 (a)	394,800
325,000	Plains Exploration & Production Co., Senior Notes, 10.000% due 3/1/16	325,812
200,000	Quicksilver Resources Inc., Senior Notes, 8.250% due 8/1/15	168,000
	SandRidge Energy Inc., Senior Notes:
335,000	8.625% due 4/1/15 (b)	287,263
790,000	8.000% due 6/1/18 (a)	671,500
1,090,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(c)(e)	76,300
110,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16 (a)	91,850
200,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	198,500
95,000	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16 (a)	97,138
380,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17 (c)	19,000
330,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (a)	252,450
725,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	652,500
185,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	178,026
	Total Oil, Gas & Consumable Fuels	22,643,275
	TOTAL ENERGY	23,448,910
FINANCIALS — 10.9%
Capital Markets — 0.9%
1,640,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (a)	1,695,350
Commercial Banks — 3.6%
1,150,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)	759,000
	HSBK Europe BV:
250,000	9.250% due 10/16/13 (a)	170,000
740,000	7.250% due 5/3/17 (a)	436,600
	ICICI Bank Ltd., Subordinated Bonds:
186,000	6.375% due 4/30/22 (a)(d)	140,519
130,000	6.375% due 4/30/22 (a)(d)	96,289
390,000	Rabobank Nederland NV, Notes, 11.000% due 6/30/19 (a)(d)(g)	390,000
	RSHB Capital, Loan Participation Notes:
	Secured Notes:
731,000	7.175% due 5/16/13 (a)	699,129
810,000	7.125% due 1/14/14 (a)	767,637

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Face Amount†	Security	Value
Commercial Banks — 3.6% (continued)
530,000	7.125% due 1/14/14 (a)	$506,367
100,000	Senior Notes, 6.299% due 5/15/17 (a)	87,500
	Senior Secured Notes:
120,000	7.175% due 5/16/13 (a)	115,500
1,686,000	6.299% due 5/15/17 (a)	1,458,390
	TuranAlem Finance BV, Bonds:
475,000	8.250% due 1/22/37 (a)	111,625
530,000	8.250% due 1/22/37 (a)	111,300
600,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13 (d)(g)	468,360
170,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13 (d)(g)	158,234
	Total Commercial Banks	6,476,450
Consumer Finance — 3.5%
910,000	FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16 (a)	812,175
	Ford Motor Credit Co.:
	Notes:
100,000	7.875% due 6/15/10	95,206
295,000	7.000% due 10/1/13	238,262
	Senior Notes:
402,000	6.570% due 6/15/11 (d)	340,193
120,000	3.889% due 1/13/12 (d)	94,950
2,680,000	12.000% due 5/15/15	2,466,581
	GMAC LLC:
	Senior Notes:
970,000	6.500% due 10/15/09 (a)	960,386
1,539,000	8.000% due 11/1/31 (a)	1,156,760
43,000	Subordinated Notes, 8.000% due 12/31/18 (a)	31,221
160,000	SLM Corp., Senior Notes, 1.252% due 7/26/10 (d)	140,847
	Total Consumer Finance	6,336,581
Diversified Financial Services — 2.3%
335,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	232,825
	CIT Group Inc., Senior Notes:
140,000	4.125% due 11/3/09	135,004
355,000	1.451% due 3/12/10 (d)	319,629
260,000	Galaxy Entertainment Finance Co. Ltd., Senior Notes, 7.323% due 12/15/10 (a)(d)	232,700
50,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18 (d)(g)	41,862
	Leucadia National Corp., Senior Notes:
380,000	8.125% due 9/15/15	339,150
140,000	7.125% due 3/15/17	108,675
560,000	Rio Tinto Finance USA Ltd., Senior Notes, 9.000% due 5/1/19	601,645
	TNK-BP Finance SA, Senior Notes:
760,000	7.500% due 7/18/16 (a)	634,600
100,000	7.500% due 7/18/16 (a)	85,250
1,160,000	7.875% due 3/13/18 (a)	962,800
610,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 10.998% due 10/1/15	571,875
	Total Diversified Financial Services	4,266,015
Insurance — 0.2%
880,000	American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58 (a)(d)	203,526

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Face Amount†	Security	Value
Insurance — 0.2% (continued)
250,000	Metlife Capital Trust IV, 7.875% due 12/15/37 (a)	$195,464
	Total Insurance	398,990
Real Estate Investment Trusts (REITs) — 0.1%
20,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	11,100
120,000	Host Hotels & Resorts, LP, Senior Notes, 6.375% due 3/15/15	103,200
120,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	110,100
	Total Real Estate Investment Trusts (REITs)	224,400
Real Estate Management & Development — 0.3%
174,200	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 24.274% due 7/30/15 (a)(e)(f)	65,325
	Realogy Corp.:
590,000	Senior Notes, 10.500% due 4/15/14	219,775
640,000	Senior Subordinated Notes, 12.375% due 4/15/15	163,200
55,379	Senior Toggle Notes, 11.000% due 4/15/14 (b)	13,291
	Total Real Estate Management & Development	461,591
	TOTAL FINANCIALS	19,859,377
HEALTH CARE — 4.5%
Health Care Equipment & Supplies — 0.4%
	Biomet Inc., Senior Notes:
605,000	10.375% due 10/15/17 (b)	577,775
85,000	11.625% due 10/15/17	84,150
	Total Health Care Equipment & Supplies	661,925
Health Care Providers & Services — 4.1%
110,000	Apria Healthcare Group Inc., Senior Secured Notes, 11.250% due 11/1/14 (a)	107,525
130,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	129,188
850,000	CRC Health Corp., Senior Subordinated Notes, 10.750% due 2/1/16	616,250
	DaVita Inc.:
310,000	Senior Notes, 6.625% due 3/15/13	292,175
455,000	Senior Subordinated Notes, 7.250% due 3/15/15	429,975
	HCA Inc.:
400,000	Debentures, 7.500% due 12/15/23	242,000
4,000	Senior Notes, 6.250% due 2/15/13	3,400
	Senior Secured Notes:
230,000	9.250% due 11/15/16	226,550
1,435,000	9.625% due 11/15/16 (b)	1,377,600
975,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	957,937
	Tenet Healthcare Corp., Senior Notes:
159,000	7.375% due 2/1/13	153,832
245,000	9.875% due 7/1/14	246,225
412,000	9.000% due 5/1/15 (a)	422,300
822,000	10.000% due 5/1/18 (a)	863,100
	Universal Hospital Services Inc., Senior Secured Notes:
130,000	5.943% due 6/1/15 (d)	105,950
635,000	8.500% due 6/1/15 (b)	612,775
1,082,000	US Oncology Holdings Inc., Senior Notes, 7.654% due 3/15/12 (b)(d)	741,170
	Total Health Care Providers & Services	7,527,952
Pharmaceuticals — 0.0%
1,515,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (c)(e)	7,575
	TOTAL HEALTH CARE	8,197,452

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Face Amount†	Security	Value
INDUSTRIALS — 6.2%
Aerospace & Defense — 0.4%
	Hawker Beechcraft Acquisition Co.:
	Senior Notes:
260,000	8.500% due 4/1/15	$110,500
1,770,000	8.875% due 4/1/15 (b)	557,550
40,000	Senior Subordinated Notes, 9.750% due 4/1/17	12,600
	Total Aerospace & Defense	680,650
Airlines — 0.7%
	Continental Airlines Inc., Pass-Through Certificates:
143,137	8.312% due 4/2/11 (f)	113,078
230,000	7.339% due 4/19/14	156,975
1,520,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)	676,400
	Delta Air Lines Inc., Pass-Through Certificates:
310,000	7.711% due 9/18/11	235,600
311,799	8.954% due 8/10/14 (f)	194,875
	Total Airlines	1,376,928
Building Products — 0.9%
	Associated Materials Inc.:
1,420,000	Senior Discount Notes, 11.250% due 3/1/14	461,500
170,000	Senior Subordinated Notes, 9.750% due 4/15/12	144,500
758,000	GTL Trade Finance Inc., Senior Notes, 7.250% due 10/20/17 (a)(h)	731,470
	Nortek Inc.:
250,000	Senior Secured Notes, 10.000% due 12/1/13	163,125
15,000	Senior Subordinated Notes, 8.500% due 9/1/14	4,050
940,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 15.368% due 3/1/14	97,525
	Total Building Products	1,602,170
Commercial Services & Supplies — 1.4%
1,434,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	1,394,565
780,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	612,300
	US Investigations Services Inc., Senior Subordinated Notes:
60,000	10.500% due 11/1/15 (a)	49,200
750,000	11.750% due 5/1/16 (a)	566,250
	Total Commercial Services & Supplies	2,622,315
Construction & Engineering — 0.6%
560,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15 (a)	554,400
470,000	Odebrecht Finance Ltd., 7.500% due 10/18/17 (a)	466,475
	Total Construction & Engineering	1,020,875
Electrical Equipment — 0.0%
120,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	55,800
Machinery — 0.2%
170,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	147,900
	Terex Corp.:
135,000	Senior Notes, 10.875% due 6/1/16	132,761
	Senior Subordinated Notes:
10,000	7.375% due 1/15/14	9,225
130,000	8.000% due 11/15/17	105,950
	Total Machinery	395,836

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Face Amount†	Security	Value
Road & Rail — 1.2%
710,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	$621,250
	Kansas City Southern de Mexico, Senior Notes:
1,165,000	9.375% due 5/1/12	1,051,412
160,000	7.625% due 12/1/13	132,000
25,000	7.375% due 6/1/14	19,875
240,000	12.500% due 4/1/16 (a)	226,800
75,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	79,125
	Total Road & Rail	2,130,462
Trading Companies & Distributors — 0.5%
140,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	104,300
175,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15 (a)	132,125
430,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	339,700
1,045,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)(e)	370,975
	Total Trading Companies & Distributors	947,100
Transportation Infrastructure — 0.3%
	Swift Transportation Co., Senior Secured Notes:
500,000	8.633% due 5/15/15 (a)(d)	217,500
635,000	12.500% due 5/15/17 (a)	295,275
	Total Transportation Infrastructure	512,775
	TOTAL INDUSTRIALS	11,344,911
INFORMATION TECHNOLOGY — 1.3%
Communications Equipment — 0.3%
880,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	506,000
IT Services — 0.6%
445,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (b)	300,375
1,500,000	First Data Corp., 5.625% due 11/1/11	855,000
	Total IT Services	1,155,375
Semiconductors & Semiconductor Equipment — 0.2%
	Freescale Semiconductor Inc.:
	Senior Notes:
380,000	8.875% due 12/15/14	172,900
80,000	9.125% due 12/15/14 (b)	22,400
435,000	Senior Subordinated Notes, 10.125% due 12/15/16	117,450
	Total Semiconductors & Semiconductor Equipment	312,750
Software — 0.2%
565,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	416,687
	TOTAL INFORMATION TECHNOLOGY	2,390,812
MATERIALS — 8.5%
Chemicals — 0.9%
345,000	Ashland Inc., Senior Notes, 9.125% due 6/1/17 (a)	351,037
750,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	720,000
1,105,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16 (e)	113,263
415,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	383,875
	Total Chemicals	1,568,175
Containers & Packaging — 0.3%
200,000	BWAY Corp., Senior Subordinated Notes, 10.000% due 4/15/14 (a)	200,750
	Graham Packaging Co. Inc.:
40,000	Senior Notes, 8.500% due 10/15/12	38,600

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Face Amount†	Security	Value
Containers & Packaging — 0.3% (continued)
90,000	Senior Subordinated Notes, 9.875% due 10/15/14	$80,550
325,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10 (c)(e)(f)	0
200,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16	204,000
145,000	Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14	116,725
	Total Containers & Packaging	640,625
Metals & Mining — 5.2%
	Evraz Group SA, Notes:
1,040,000	8.875% due 4/24/13 (a)	832,000
220,000	8.875% due 4/24/13 (a)	177,815
470,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	356,025
1,445,313	Noranda Aluminium Acquisition Corp., Senior Notes, 6.163% due 5/15/15 (b)(d)	773,243
905,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	599,563
1,000,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	680,000
	Teck Resources Ltd., Senior Secured Notes:
180,000	9.750% due 5/15/14 (a)	179,272
150,000	10.250% due 5/15/16 (a)	152,061
290,000	10.750% due 5/15/19 (a)	298,792
4,280,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36 (h)	3,879,657
1,530,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (a)	1,491,750
	Total Metals & Mining	9,420,178
Paper & Forest Products — 2.1%
1,490,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11 (a)(c)	1,378,250
1,620,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14 (e)	558,900
590,000	Georgia-Pacific LLC, Senior Notes, 8.250% due 5/1/16 (a)	584,100
	NewPage Corp., Senior Secured Notes:
1,355,000	7.278% due 5/1/12 (d)	663,950
35,000	10.000% due 5/1/12	19,775
158,129	Newpage Holding Corp., Senior Notes, 8.579% due 11/1/13 (b)(d)	17,394
600,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	372,000
330,000	Verso Paper Holdings LLC, Senior Secured Notes, 11.500% due 7/1/14 (a)(f)	303,495
	Total Paper & Forest Products	3,897,864
	TOTAL MATERIALS	15,526,842
TELECOMMUNICATION SERVICES — 9.3%
Diversified Telecommunication Services — 5.6%
	Axtel SAB de CV, Senior Notes:
70,000	11.000% due 12/15/13	66,500
1,793,000	7.625% due 2/1/17 (a)	1,349,233
100,000	7.625% due 2/1/17 (a)	75,500
240,000	CC Holdings GS V LLC, Senior Notes, 7.750% due 5/1/17 (a)	237,600
110,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	85,250
405,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (c)(e)	2,531
350,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	360,500
900,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14 (a)	873,000
685,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 12.023% due 2/1/15 (a)	621,638
730,000	Intelsat Jackson Holdings Ltd., Senior Notes, 11.500% due 6/15/16 (a)	722,700
400,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	366,000
	Level 3 Financing Inc., Senior Notes:
430,000	12.250% due 3/15/13	395,600
705,000	9.250% due 11/1/14	554,306

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Face Amount†	Security	Value
Diversified Telecommunication Services — 5.6% (continued)
40,000	5.474% due 2/15/15 (d)	$25,000
675,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (a)	678,375
615,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	568,875
845,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (a)	536,575
480,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (a)	399,600
	Vimpel Communications, Loan Participation Notes:
520,000	8.375% due 4/30/13 (a)	475,800
248,000	Secured Notes, 8.375% due 4/30/13 (a)	228,124
	Virgin Media Finance PLC, Senior Notes:
395,000	9.125% due 8/15/16	383,150
150,000	9.500% due 8/15/16	143,361
455,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (a)	480,025
580,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	572,750
	Total Diversified Telecommunication Services	10,201,993
Wireless Telecommunication Services — 3.7%
420,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (a)(b)	500,774
700,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17 (h)	681,010
185,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16 (a)	179,681
190,000	iPCS Inc., Senior Secured Notes, 3.153% due 5/1/13 (d)	158,175
	MetroPCS Wireless Inc., Senior Notes:
220,000	9.250% due 11/1/14 (a)	221,100
105,000	9.250% due 11/1/14	105,919
	Sprint Capital Corp., Senior Notes:
590,000	7.625% due 1/30/11	585,575
720,000	8.375% due 3/15/12	712,800
190,000	6.875% due 11/15/28	133,950
1,335,000	8.750% due 3/15/32	1,061,325
	True Move Co., Ltd.:
950,000	10.375% due 8/1/14 (a)	650,750
2,430,000	Notes, 10.750% due 12/16/13 (a)	1,761,750
	Total Wireless Telecommunication Services	6,752,809
	TOTAL TELECOMMUNICATION SERVICES	16,954,802
UTILITIES — 5.1%
Electric Utilities — 1.1%
560,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (a)	576,800
	Texas Competitive Electric Holdings Co. LLC, Senior Notes:
2,180,000	10.250% due 11/1/15	1,302,550
464,750	10.500% due 11/1/16 (b)	188,224
	Total Electric Utilities	2,067,574
Gas Utilities — 0.1%
270,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	255,150
Independent Power Producers & Energy Traders — 3.9%
	AES Corp., Senior Notes:
500,000	9.375% due 9/15/10	506,250
500,000	9.750% due 4/15/16 (a)	505,000
	Dynegy Holdings Inc.:
480,000	Senior Debentures, 7.625% due 10/15/26	288,000
	Senior Notes:
345,000	7.500% due 6/1/15	279,450

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Face Amount†	Security	Value
Independent Power Producers & Energy Traders — 3.9% (continued)
520,000	7.750% due 6/1/19	$380,900
280,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	236,600
	Edison Mission Energy, Senior Notes:
610,000	7.750% due 6/15/16	475,800
350,000	7.200% due 5/15/19	238,438
440,000	7.625% due 5/15/27	271,150
3,660,200	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17 (b)	1,930,755
805,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	774,812
	NRG Energy Inc., Senior Notes:
875,000	7.250% due 2/1/14	840,000
85,000	7.375% due 1/15/17	80,113
235,000	Reliant Energy Inc., Senior Notes, 7.875% due 6/15/17	198,575
	Total Independent Power Producers & Energy Traders	7,005,843
	TOTAL UTILITIES	9,328,567
	TOTAL CORPORATE BONDS & NOTES (Cost — $156,142,288)	126,754,730
ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
Diversified Financial Services — 0.0%
987,700	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (c)(e)(f) (Cost - $987,700)	0
COLLATERALIZED SENIOR LOANS — 0.8%
CONSUMER DISCRETIONARY — 0.3%
Auto Components — 0.3%
719,599	Allison Transmission Inc., Term Loan B, 3.258% due 8/7/14 (d)	559,714
POWER — 0.3%
Energy Equipment & Services — 0.3%
801,476	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18 (d)(e)	573,055
INDUSTRIALS — 0.2%
Airlines — 0.2%
500,000	United Airlines Inc., Term Loan B, 0.000% due 1/12/14 (d)	304,375
MATERIALS — 0.0%
Containers & Packaging — 0.0%
24,426	Berry Plastics Corp., Senior Term Loan, 8.421% due 6/15/14 (d)	5,801
Paper & Forest Products — 0.0%
235,559	Verso Paper Holdings LLC, Term Loan, 6.668% due 2/1/13 (d)	22,378
	TOTAL MATERIALS	28,179
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,983,295)	1,465,323
CONVERTIBLE BONDS & NOTES — 0.7%
CONSUMER DISCRETIONARY — 0.5%
Media — 0.5%
1,095,000	Virgin Media Inc., Senior Notes, 6.500% due 11/15/16 (a)	852,731
INDUSTRIALS — 0.2%
Marine — 0.2%
570,000	Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	351,263
MATERIALS — 0.0%
75,000	Allegheny Technologies Inc., Senior Notes, 4.250% due 6/1/14	81,750
	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $1,165,027)	1,285,744

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Face Amount†		Security	Value
SOVEREIGN BONDS — 27.1%
Argentina — 1.4%
		Republic of Argentina:
4,199,000		Bonds, 7.000% due 9/12/13	$1,833,913
1,299,524		Discount Notes, 8.280% due 12/31/33 (h)	555,547
5,670,000		GDP Linked Securities, 1.330% due 12/15/35 (d)	185,125
		Total Argentina	2,574,585
Brazil — 8.4%
9,001,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 1/1/12	4,490,775
		Federative Republic of Brazil, Collective Action Securities:
2,185,000		8.750% due 2/4/25	2,654,775
7,298,000		Notes, 8.000% due 1/15/18 (h)	8,210,250
		Total Brazil	15,355,800
Colombia — 1.3%
		Republic of Colombia:
100,000		7.375% due 1/27/17	108,650
2,190,000		7.375% due 9/18/37 (h)	2,230,515
		Total Colombia	2,339,165
Gabon — 0.2%
512,000		Gabonese Republic, 8.200% due 12/12/17 (a)	455,680
Indonesia — 1.2%
		Republic of Indonesia:
7,931,000,000	IDR	10.250% due 7/15/22	738,198
4,954,000,000	IDR	11.000% due 9/15/25	472,737
5,058,000,000	IDR	10.250% due 7/15/27	451,706
5,998,000,000	IDR	Bonds, 9.750% due 5/15/37	497,417
		Total Indonesia	2,160,058
Mexico — 0.1%
160,000		United Mexican States, Medium-Term Notes, 5.625% due 1/15/17	164,000
Panama — 1.7%
		Republic of Panama:
1,807,000		7.250% due 3/15/15	1,947,043
1,139,000		6.700% due 1/26/36 (h)	1,099,135
		Total Panama	3,046,178
Peru — 1.0%
		Republic of Peru:
381,000		Bonds, 6.550% due 3/14/37	372,047
1,200,000		Global Bonds, 7.350% due 7/21/25 (h)	1,291,800
140,000		Global Senior Bonds, 8.375% due 5/3/16	162,120
		Total Peru	1,825,967
Russia — 1.9%
		Russian Federation:
42,000		12.750% due 6/24/28 (a)	61,740
3,436,800		7.500% due 3/31/30 (a)	3,462,576
		Total Russia	3,524,316
Turkey — 6.1%
		Republic of Turkey:
575,000		11.875% due 1/15/30 (h)	855,312

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Face Amount†	Security	Value
Turkey — 6.1% (continued)
3,870,000	Collective Action Securities, Notes, 7.375% due 2/5/25	$3,899,025
7,026,000	Notes, 6.875% due 3/17/36 (h)	6,393,660
	Total Turkey	11,147,997
United Arab Emirates — 0.2%
320,000	MDC-GMTN B.V., Senior Notes, 5.750% due 5/6/14 (a)	321,848
Venezuela — 3.6%
	Bolivarian Republic of Venezuela:
3,733,000	8.500% due 10/8/14	2,519,775
4,267,000	5.750% due 2/26/16 (a)	2,378,852
233,000	7.650% due 4/21/25	119,413
	Collective Action Securities:
1,982,000	9.375% due 1/13/34	1,159,470
391,000	Notes, 10.750% due 9/19/13	310,845
	Total Venezuela	6,488,355
	TOTAL SOVEREIGN BONDS (Cost — $56,990,994)	49,403,949

Shares
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
1,128	Buffets Restaurant Holdings (f)*	0
Household Durables — 0.0%
5,389	Mattress Holding Corp. (e)(f)*	0
	TOTAL CONSUMER DISCRETIONARY	0
INDUSTRIALS — 0.0%
Machinery — 0.0%
5	Glasstech Inc. (e)(f)*	0
INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
12,166	Axiohm Transaction Solutions Inc. (e)(f)*	0
	TOTAL COMMON STOCKS (Cost — $607,718)	0
PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Media — 0.0%
1	ION Media Networks Inc., Series B, 12.000% (e)(f)*	0
FINANCIALS — 0.1%
Consumer Finance — 0.1%
399	Preferred Blocker Inc., 7.000% (a)	168,316
Diversified Financial Services — 0.0%
6,800	Preferred Plus, Trust, Series FRD-1, 7.400%	71,128
300	Saturns, Series F 2003-5, 8.125%	3,675
	Total Diversified Financial Services	74,803
Thrifts & Mortgage Finance — 0.0%
11,600	Federal National Mortgage Association (FNMA), 8.250% (i)*	7,772
	TOTAL FINANCIALS	250,891

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Shares	Security	Value
INDUSTRIALS — 0.0%
Machinery — 0.0%
5	Glasstech Inc., 0.000% (e)(f)*	$0
	TOTAL PREFERRED STOCKS (Cost — $531,515)	250,891
CONVERTIBLE PREFERRED STOCKS — 0.4%
FINANCIALS — 0.4%
Diversified Financial Services — 0.4%
940	Bank of America Corp. (Cost - $933,881)	714,400
ESCROWED SHARES — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Textiles, Apparel & Luxury Goods — 0.0%
625,000	Pillowtex Corp., 9.000% due 12/15/49 (e)(f)* (Cost - $0)	0

Warrants
WARRANTS — 0.1%
9,125	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	154,304
498	Buffets Restaurant Holdings, Expires 4/28/14(f)*	0
	TOTAL WARRANTS (Cost — $0)	154,304
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $219,342,418)	180,029,341

Face Amount
SHORT-TERM INVESTMENTS — 1.3%
Corporate Bond & Note — 0.3%
$540,000	GMAC LLC, Senior Notes, 2.788% due 6/30/09 (a)(d) (Cost - $519,162)	519,162
Repurchase Agreement — 1.0%
1,831,000	Morgan Stanley tri-party repurchase agreement dated 5/29/09, 0.110% due 6/1/09; Proceeds at maturity - $1,831,017; (Fully collateralized by U.S. government agency obligation, 4.250% due 12/12/18; Market value - $1,908,423) (Cost - $1,831,000)	1,831,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,350,162)	2,350,162
	TOTAL INVESTMENTS — 100.0% (Cost — $221,692,580#)	$182,379,503

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is currently in default.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2009.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(i)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Western Asset Global Partners Income Fund Inc.

Schedule of Investments (unaudited) (continued)	May 31, 2009

Abbreviations used in this schedule:
BRL	- Brazilian Real
GDP	- Gross Domestic Product
GMAC	- General Motors Acceptance Corp.
IDR	- Indonesian Rupiah
OJSC	- Open Joint Stock Company

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective seeks to maintain a high level or current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 - quoted prices in active markets for identical investments

•                  Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	MAY 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$182,379,503	$796,975	$181,213,708	$368,820
Other financial instruments*	(410,824)	—	(410,824)	—
Total	$181,968,679	$796,975	$180,802,884	$368,820

* Other financial instruments may include written options, futures, swaps and forward contracts.

Notes to Schedule of Investments (unaudited) (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES
Balance as of August 31, 2008	$414,412
Accrued premiums/discounts	4,048
Realized gain (loss)	(4,562,765	)(1)
Change in unrealized appreciation (depreciation)	3,915,512	(2)
Net purchases (sales)	905,565
Transfers in and/or out of level 3	(307,952)
Balance as of May 31, 2009	$368,820
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(1,936,461	)(2)

(1) This amount is included in net realized gain loss from investment.

(2) Change in unrealized appreciation depreciation includes net unrealized appreciation depreciation resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation depreciation when gains or losses are realized.

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements.  The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security  at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty  liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Swap Agreements The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and  premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized  in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Notes to Schedule of Investments (unaudited) (continued)

(e) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield.  Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.  If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange.  If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.  Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written.  Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.  If the swaption expires,

Notes to Schedule of Investments (unaudited) (continued)

the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and Market Risk.  The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At May 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,465,699
Gross unrealized depreciation	(46,778,776)
Net unrealized depreciation	$(39,313,077)

Transactions in reverse repurchase agreements for the Fund during the period ended May 31, 2009 were as follows:

AVERAGE	WEIGHTED	MAXIMUM
DAILY	AVERAGE	AMOUNT
BALANCE	INTEREST RATE	OUTSTANDING
$22,955,729	2.47%	$35,707,246

Interest rates on reverse repurchase agreements ranged from 0.75% to 7.00% during the period ended May 31, 2009. Interest expense incurred on reverse repurchase agreements totaled $430,610.

At May 31, 2009, the Fund had the following open reverse repurchase agreements:

Face
Amount	Security	Value
$444,080	Reverse Repurchase Agreement with Credit Suisse, dated 5/1/09 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $700,000 America Movil SAB de C.V., 5.625% due 11/15/17; Market value (including accrued interest) $682,829	$444,080

1,049,160	Reverse Repurchase Agreement with Credit Suisse, dated 5/1/09 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $1,200,000 Republic of Peru, 7.350% due 7/21/25; Market value (including accrued interest) $1,323,718	1,049,160

Notes to Schedule of Investments (unaudited) (continued)

Face
Amount	Security	Value
1,732,290	Reverse Repurchase Agreement with Credit Suisse, dated 5/1/09 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $2,190,000 Republic of Colombia, 7.375% due 9/18/37; Market value (including accrued interest) $2,263,432	1,732,290

782,607	Reverse Repurchase Agreement with Credit Suisse, dated 4/23/09 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $1,139,000 Republic of Panama, 6.700% due 1/26/36; Market value (including accrued interest) $1,125,697	782,607

681,950	Reverse Repurchase Agreement with Credit Suisse, dated 5/1/09 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $881,154	681,950

4,703,907	Reverse Repurchase Agreement with Credit Suisse, dated 4/23/09 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $7,026,000 Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) $6,493,418	4,703,907

2,572,280	Reverse Repurchase Agreement with Credit Suisse, dated 5/1/09 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $4,280,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $3,888,453	2,572,280

6,282,119	Reverse Repurchase Agreement with Credit Suisse, dated 3/9/09 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $7,298,000 Federative Republic of Brazil, 8.000% due 1/15/18; Market value (including accrued interest) $8,431,206	6,282,119

434,637	Reverse Repurchase Agreement with Credit Suisse, dated 5/1/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $758,000 GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) $737,776	434,637

266,175	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 10/27/08 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,050,000 Republic of Argentina, 8.280% due 12/31/33; Market value (including accrued interest) $485,418	266,175

	Total Reverse Repurchase Agreements
	(Cost — $18,949,205)	$18,949,205

During the period ended May 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding August 31, 2008	—	—
Options written	2,800,000	$61,250
Options closed	—	—
Options expired	(2,800,000)	(61,250)
Written options, outstanding May 31, 2009	—	—

Notes to Schedule of Investments (unaudited) (continued)

At May 31, 2009, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION

Barclay’s Capital Inc. (CDX North America Investment Grade High Volatility Index #8)	$12,600,000	6/20/12	0.750% quarterly	$(680,331)	$(245,491)	$(434,840)

CREDIT DEFAULT SWAP ON CREDIT INDICES—BUY PROTECTION(4)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION

Barclay’s Capital Inc. (CDX North America Investment Grade High Volatility Index #10)	$290,001	6/20/13	3.500% quarterly	$8,256	$(9,597)	$17,853
Barclay’s Capital Inc. (CDX North America Investment Grade High Volatility Index #10)	96,667	6/20/13	3.500% quarterly	2,752	(3,411)	6,163
Net unrealized appreciation on buys of credit default swaps on credit indices						$24,016

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡  Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2009.

	Swap Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total
Credit Contracts	$24,016	$(434,840)	$(410,824)

4. Recent Accounting Pronouncement

In April 2009, the Financial Accounting Standards Board issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Partners Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: July 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: July 27, 2009

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: July 27, 2009